UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2005

E-CENTIVES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31559	52-1988332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Rockledge Drive, 6th Floor, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (240) 333-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2005, E-centives, Inc. (the “Company”) amended the $500,000 convertible promissory note with Venturetec, Inc. (the “Venturetec Amendment”) and the $1,000,000 convertible promissory note with US Venture 05, Inc. (the “US Venture 05 Amendment”) to extend the maturity date of each of the notes to March 31, 2006. Copies of the Venturetec Amendment and the US Venture 05 Amendment are filed as Exhibits 10.1 and 10.2 hereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment No. 2 to Convertible Promissory Note between the Company and Venturetec, Inc., dated December 31, 2005.

10.2	Amendment No. 1 to Convertible Promissory Note between the Company and US Venture 05, Inc., dated December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-CENTIVES, INC.

By:	/s/ Tracy Slavin
Tracy Slavin
Chief Financial Officer

Date: January 6, 2006